Table of Contents

Exhibit 10.14

SUPPLEMENTAL AGREEMENT NO. 10

to

Purchase Agreement No.2910

between

THE BOEING COMPANY

and

GAC INC .

Relating to Boeing Model 737-SEH Aircraft

     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 19th day of October 2006, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H :

     WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

     WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

     WHEREAS, Boeing and Buyer have agreed to Buyer's exercise of twenty (20) purchase rights to become additional firmly contracted Model 737-8EH aircraft, and

     WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1. Table of Contents.

     Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 10 (SA-10) into the Purchase Agreement.

2. Tables.

     2.1 Remove and replace, in its entirety Table 2, Aircraft Delivery, Description, Price, and Advance Payments, with a new Table 2 (attached hereto) in order to remove the August, September, and October aircraft scheduled to deliver in calendar year 2012 and to add one (1) new aircraft in October of calendar year 2010 and one (1) new aircraft in both August and September of calendar year 2011.

     2.2 Remove and replace, in its entirety Table 3, Aircraft Delivery, Description, Price, and Advance Payments, with a new Table 3 (attached hereto) in order to re-base the pricing from July 2004 to July 2006 for the existing seven (7) firmly contracted Table 3 aircraft.

     2.3 Add the new Table 4, Aircraft Delivery, Description, Price, and Advance Payments, (attached hereto) in order to add an additional twenty (20) aircraft with a July 2006 pricing base.

3. Exhibits.

3.1 Remove and replace, in its entirety, Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE1 (attached hereto) in order to incorporate the revised delivery positions of three (3) Table 2 aircraft, and to incorporate the addition of twenty (20) firmly contracted aircraft under this SA-10.

     3.2 Add the new Exhibit A2, Aircraft Configuration, applicable to the Table 3 and Table 4 aircraft, to reflect a July 2006 pricing base.

4. Letter Agreements.

     4.1 Remove and replace the Attachment A to Letter Agreement No. 6-1162-DME-0706R4, Purchase Right Aircraft, with a new Attachment A (attached hereto) to now reflect the exercise of twenty (20) purchase rights to become firmly contracted aircraft under this SA-10 and the addition of twenty (20) new additional purchase rights.

     4.2 Remove and replace the letter agreement no. 6-1162-DME-0707, Advance Payment Matters, in its entirety, with the new letter agreement no. 6-1162-DME-0707R1, Advance Payment Matters, (attached hereto) in order to incorporate (i) a change to the advance payment deferral interest rate, (ii) the addition of an advance payment cap, and (iii) the addition of language concerning set-off rights.

     4.3 Remove and replace the letter agreement no. 6-1162-DME-0824, Special Matters, in its entirety, and replace it with the new letter agreement no. 6-1162-DME-0824R1, Special Matters, (attached hereto) to incorporate the business considerations associated with the Tablet, Table 2, Table 3, and Table 4 aircraft.

     4.4 Remove and replace Page 1 and Page 2 of letter agreement no. 6-1162-DME-0825, Market Risk - Escalation, with a new Page 1 and Page 2 and to also add the new Attachments A & B thereto (attached hereto) in order to incorporate the revised Table 3 and new Table 4 aircraft.

__________________________________________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By:

Its	Attorney-In-Fact

GAC INC.

By:	/S/ Henrique Constantino	Witness	/S/ Fernando Sporleder jr.

Its		Witness

TABLE OF CONTENTS

SA
ARTICLES		NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-5
2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-10
3.	Aircraft Information Table 3 (Block 3 aircraft)	SA-10
4.	Aircraft Information Table 4 (Block 4 aircraft)	SA-10

EXHIBIT

A.	Aircraft Configuration	SA-5
A2.	Aircraft Configuration	SA-I0
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5
BFE1.	BFE Variables	SA-I0
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

SUPPLEMENTAL
LETTER AGREEMENTS		AGREEMENT
NUMBER

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning

6-1162-DME-0706	Purchase Right Aircraft	SA-10
6-1162 -DME-0707R1	Advance Payment Matters	SA-10
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R1	Special Matters	SA-10
6-1162-DME-0825	Market Risk - Escalation	SA-10
6-1162-DME-0841	Certain 2006 Aircraft Deliveries - Advance Payment Matters	SA-7
6-1162-DME-0867	Short-Term Payment Deferral - Signing of SA-7	SA-7

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006

     Supplemental Agreement No. SA-10
Table 2 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	155.500	Detail Specification:	0019A001 -G (4/30/2004)
Engine Model/Thrust:	CFM56 -7B27/B1		Airframe Price Base Year/Escalation Formula:	Ju1/04	ECI-MFG/CPI
			Engine Price Base Year/Escalation Formula:	N/A	N/A
Airframe Price:		$58.854.000
Optional Features:		$613.400

Sub-Total of Airframe and Features:		$59.467.400	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):		166,1
Aircraft Basic Price (Excluding BFE/SPE):		$59.467.400	Base Year Index (CPI):		184,1

Buyer Furnished Equipment (BFE) Estimate:		$1.294.000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$90.000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
jul-2008	1	1,1398	$67.781.000	$587.810	$2711.240	$3.389.050	$20.334.300
nov-2008	1	1,1511	$68.453.000	$594.530	$2.738.120	$3.422.650	$20.535.900
abr-2009	1	1,1653	$69.297.000	$602.970	$2.771.880	$3.464.850	$20.789.100
mai-2009	1	1,1682	$69.470.000	$604.700	$2.778.800	$3.473.500	$20.841.000
jul-2009	1	1,1738	$69.803.000	$608.030	$2.792.120	$3.490.150	$20.940.900
ago-2009	1	1,1765	$69.963.000	$609.630	$2.798.520	$3.498.150	$20.988.900
out-2009	1	1,182	$70.290.000	$612.900	$2.811.600	$3.514.500	$21.087.000
dez-2009	1	1,1878	$70.635.000	$616.350	$2.825.400	$3.531.750	$21.190.500
mai-2010	1	1,2032	$71.551.000	$625.510	$2.862.040	$3.577.550	$21.465.300
jun-2010	1	1,2061	$71.724.000	$627.240	$2.868.960	$3.586.200	$21.517.200
jul-2010	1	1,2088	$71.884.000	$628.840	$2.875.360	$3.594.200	$21.565.200
ago-2010	1	1,2117	$72.057.000	$630.570	$2.882.280	$3.602.850	$21.617.100
set-2010	1	1,2145	$72.223.000	$632.230	$2.888.920	$3.611.150	$21.666.900

Boeing Proprietary

     Supplemental Agreement No. SA-10
Table 2 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
out-2010	2	1,2178	$72.419.000	$634,190	$2,896.760	$3.620.950	$21.725.700
nov-2010	1	1,2207	$72.592.000	$635.920	$2.903.680	$3.629.600	$21.777.600
dez-2010	1	1,224	$72.788.000	$637.880	$2.911.520	$3.639.400	$21.836.400
fev-2011	1	1,2306	$73.181.000	$641.810	$2.927.240	$3.659.050	$21.954.300
abr-2011	1	1,2375	$73.591,000	$645.910	$2.943.640	$3.679.550	$22.077.300
mai-2011	1	1,2404	$73.763.000	$647.630	$2.950.520	$3.688.150	$22.128.900
jun-2011	1	1,2435	$73.948.000	$649.480	$2.957.920	$3.697.400	$22.184.400
ago-2011	2	1,2497	$74.316.000	$653,160	$2.972.640	$3.715.800	$22.294.800
set-2011	1	1,2527	$74.495.000	$654.950	$2.979.800	$3.724,750	$22348.500
out-2011	1	1,2555	$74.661.000	$656.610	$2 986.440	$3.733.050	$22,398.300
nov-2011	1	1,2586	$74.846.000	$658.460	$2.993.840	$3.742.300	$22.453.800
abr-2012	1	1 276	$75.880.000	$668.800	$3.035.200	$3.794.000	$22.764.000
mai-2012	1	1,2793	$76.077.000	$670,770	$3.043.080	$3.803.850	$22.823.100
jun-2012	1	1,2826	$76.273.000	$672.730	$3.050.920	$3.813,650	$22.881.900
jun-2012	1	1,2859	$76.469.000	$674,690	$3.058.760	$3.823.450	$22.940.700
Total:	30

Boeing Proprietary

     Supplemental Agreement No. SA-10
Table 3 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	155.500	Detail Specification:	DO I 9A001GOT38P (6/21/2006)
Engine Model/Thrust:	CFM56-71327/B1		Airframe Price Base Year/Escalation Formula:	jul/06	ECI-MFG/CPI
			Engine Price Base Year/Escalation Formula:	N/A	N/A
Airframe Price:		$64.491.000
Optional Features:		$672.500

Sub-Total of Airframe and Features:		$65163.500	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):		180,3
Aircraft Basic Price (Excluding BFE/SPE):		$65.163.500	Base Year Index (CPI):		195,4

Buyer Furnished Equipment (BFE) Estimate:		$1.418.000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$100.000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
set-2008	1	1,06	$69.073.000	$590.730	$2,762.920	$3.453.650	$20.721.900
nov-2008	1	1,064	$69.334.000	$593.340	$2.773.360	$3.466.700	$20.800.200
fev-2009	2	1,0734	$69.947.000	$599.470	$2.797.880	$3.497.350	$20.984.100
mar-2009	1	1,0758	$70.103.000	$601,030	$2.804.120	$3.505.150	$21.030.900
set-2009	1	1,0896	$71.002.000	$610.020	$2.840.080	$3.550.100	$21.300.600
dez-2009	1	1,0971	$71.491.000	$614.910	$2.859.640	$3.574.550	$21.447.300
Total:	7

Boeing Proprietary

     Supplemental Agreement No. SA-10
Table 4 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	155.500	Detail Specification:	D019A001GOT38P (6/21/2006)
Engine Model/Thrust:	CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:	jul/06	ECI-MFG/CPI
			Engine Price Base Year/Escalation Formula:	N/A	N/A
Airframe Price:		$64.491.000
Optional Features:		$672.500

Sub-Total of Airframe and Features:		$65.163.500	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):		180,3
Aircraft Basic Price (Excluding BFE/SPE):		$65,163.500	Base Year Index (CPI):		195,4

Buyer Furnished Equipment (BFE) Estimate:		$1.418,000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$100.000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
jul-2009	1	1,0845	570.670.000	$606.700	$2.826.800	$3,533.500	$21.201.000
set-2009	1	1,0896	$71.002.000	$610.020	$2.840.080	$3.550.100	$21.300.600
out-2009	1	1,0918	$71.146.000	$611.460	$2.845.840	$3.557.300	$21.343.800
nov-2009	1	1,0939	$71.282.000	5612.820	$2.851.280	$3.564.100	$21.384.600
dez-2009	1	1,0971	$71.491.000	$614.910	$2.859.640	$3.574.550	$21.447.300
jan-2010	1	1,1004	$71.706.000	$617.060	$2.868.240	$3.585.300	$21.511.800
mai-2010	2	1,111	$72.397.000	$623.970	$2.895.880	$3.619.850	$21.719.100
jun-2010	2	1,1136	$72.566.000	$625.660	$2.902.640	$3.628.300	$21.769.800
jun-2010	2	1,1158	$72.709.000	$627.090	$2.908.360	$3.635.450	$21.812.700
abr-2011	1	1,1404	$74.312.000	$643.120	$2.972.480	$3.715.600	$22.293.600
jun-2011	1	1,1456	$74.651.000	$646.510	$2.986.040	$3.732.550	$22.395.300
out-2011	1	1,1556	$75.303.000	$653.030	$3.012.120	$3,765.150	$22.590.960
fev-2012	1	1,168	$76.111.000	$661.110	$3.044.440	$3.805.550	$22.833.300

Boeing Proprietary

     Supplemental Agreement No. SA-10
Table 4 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
mar-2012	1	1,1707	$76.287.000	$662.870	$3.051.480	$1814.350	$22.886.100
abr-2012	1	1,1739	$76.495.000	$664.950	$3.059.800	$3.824.750	$22.948.500
mai-2012	1	1,1766	$76.671.000	$666.710	$3.066.840	$3.833,550	$23.001.300
jun-2012	1	1,1792	$76.841.000	$668.410	$3.073.640	$3,842.050	$23.052.300
Total:	20

Boeing Proprietary

     AIRCRAFT CONFIGURATION

Dated: 17 May 2004

relating to

BOEING MODEL 737-8EH AIRCRAFT

     The Detail Specification is D019A001GOT38P-1, dated 21 June 2006. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001-G, dated 30 April 2004 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019ACR1GOT38P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

GAC INC.

Exhibit A2 to Purchase Agreement Number 2910

BOEING PROPRIETARY

2006 $
Price
CR	Exhibit A2 to Purchase Agreement No. 2910	Per A/C

0110-000029	MINOR MODEL 737-800 PASSENGER AIRPLANE	IB

0110-000030	MAJOR MODEL 737 AIRPLANE	IB

0170A213B33	FLIGTH DECK - 2 OBSERVERS	$33.900

0170A244C58	AERVICING FEATURES - BASIC	-$3.200

0170A425A75	AVIONICS - SINGLE FMC WITH MULTI-CONTROL DISPLAY UNIT	$61.300

0170A541A17	AIRFRAME - 737-800	IB

0170A541A20	CERTIFICATION - FAA	IB

0170A935A26	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	$163.300

0170B401B73	CLIMATE - NORMAL WEATHER OPERATIONS	-$3.200

0170B873A78	FORWARD COMPLEX - MINIMUM GALEY CAPACITY	$265.000

0170B873A82	AFT COMPLEX- TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS	$417.200

0170C204A96	CARGO LINERS - HEAVY DUTY - FORWARD	-$3.200

0170C204A99	CARGO LINERS - HEAVY DUTY - AFT	-$3.200

0220C028D98	TYPE CERTIFICATION & EXPORT CERTIFICATIE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT - 737-800 - GOT	NC

0222C472A10	SHORT FIELD PERFORMANCE ENHANCEMENT WITH TWO POSITION TAIL SKID	$286.400

0224-00036	EXTENDER RANGE TWIN ENGINE OPERATIONS (ETOPS)	$6.800

0228A229A17	BRAZILIAN CTA SUPPLEMENT TO THE FAA APROVED AIRPLANE FLIGHT MANUAL	NC

0252A541A03	METRIC UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS	NC

0315B393A35	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737 - 800	NC

0360C028D96	MISCELLANEOUS WEIGHT COLLECTOR - GOT 737-800	NC

1110B637K75	EXTERIOR COLOR SCHEME AND MARKINGS - GOT - 737-800	NC

1130A079K40	LOWER LOBE CARGO COMPARTEMENT LOADING PLACARDS - KILOGRAMS PER SQUARE METER - BILINGUAL (PORTUGUESE/ENGLISH)	NC

1130B637K93	INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS (PORTUGUESE/ENGLISH)	NC

2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	NC

2130-000012	350 FPM CABIN PRESSURE DESCENT RATE	NC

2160-000024	CABIN TEMPERATURE INDICATION - DEGREES CELSIUS	NC

2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	NC

2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	NC

2210-000121	AUTOFLIGHT - ACTIVATION OF CONTROLWHEEL STEERING REVERSION IN APPROACH MODE	NC

2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	NC

2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	NC

2210-000130	AUTOFLIGHT - AIRSPEED DEVIATION WARNING	NC

2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	NC

2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	NC

2310B401A33	COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND THREE VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	NC

2311A589A24	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF SINGLE ROCKWELL HF TRANSCEIVER - P/N 822-0330-001- AND DIGITAL HF COUPLER - P/N 822-0987-003 - BFE/SPE	NC

2312-000787	VHF COMMUNICATIONS - DUAL ROCKWELL ARINC 716/750 VHF-900B FM-IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING - P/N 822-1047-003 - BFE/SPE	NC

2321-000047	SELCAL - GABLES CONTROL PANEL - P/N G7165-01	NC

2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C BFE/SPE	NC

2324A218A52	EMERGENCY LOCATOR TRANSMITTER (ELT) - ARTEX 3-FREQUENCY AUTOMATIC - FIXED, P/N 453-5004 - BFE/SPE	$23.700

2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	NC

2331B754B17	PASSENGER ADDRESS (PA) SYSTEM - PA-IN-USE INDICATOR IN THE FLIGHT DECK - BFE/SPE	$4.900

2331B754B21	PRAM/BMM SYSTEM - PANASONIC - 80MB - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	NC

2350C174A16	AUDIO CONTROL PANEL INSTALLATION - 3VHF/2HF - AVTECH CORPORATION	NC

2351-000034	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	NC

2351-000036	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	NC

2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	NC

2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	NC

2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	NC

2351A213B81	HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	NC

2371-000009	NO MONITOR JACK IN THE WHEEL WELL	NC

BOEING PROPRIETARY

BOEING PROPRIETARY

2006 $
Price
CR	Exhibit A2 to Purchase Agreement No. 2910	Per A/C

2371-000053	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL- 2 HOUR RECORDING TIME - P/N 980-6022-001 & P/N 980-6116- 001	NC

2433-000008	STANDBY BUS - CONNECTION OF AIR TRAFFIC CONTROL (ATC) NO. I	NC

2433-000042	STANDBY POWER - 30-MINUTE CAPABILITY - SINGLE 48 AMP HOUR BATTERY	$48.100

2433-000093	STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME	NC

2513-000433	CUPHOLDER - INSTALLATION - FIRST OFFICERS SIDEWALL WITHOUT PRINTER OR AUDIO SELECTOR PANEL	NC

2520B637K80	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING - GOL	NC

2523B637L08	PASSENGER SERVICE UNITS - 177 PAX	$198.200

2524B637K92	FORWARD RIGHT HAND FULL HEIGHT WINDSCREEN/STOWAGE UNIT SELECTABLES	$500

2524B637L09	FORWARD LEFT HAND FULL HEIGHT WINDSCREEN WITH STOWAGE UNIT	$27.900

2525B637L10	ECONOMY CLASS SEATS - 737-800 - 177 PAX	NC

2527C006A05	FLOOR COVERING - CARPET, SERGED EDGES	NC

2528B637K98	OVERHEAD STOWAGE BINS	$1.400

252813637E11	LITERATURE POCKETS	$4.100

2530B637L04	GALLEY PART NUMBERS - BFE	NC

'2530B637L05	GALLEY INSERT PART NUMBERS - G1 AND G4B GALLEY - BFE	NC

2540B637L00	LA LAVATORY SELECTABLES	$2.000

2540B637L01	LD LAVATORY SELECTABLES	NC

2540B637L02	LE LAVATORY SELECTABLES	NC

2560-000178	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT AVIATION - P/N 802300- 14 - BFE/SPE	$600

2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	NC

25608329B14	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - AIR CRUISERS - P/N [63600-501 - BFE/SPE	NC

2562B637L15	OVERWATER EMERGENCY EQUIPMENT - GOT - 177 PAX	NC

2564B637L18	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT	$17.900

2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES	NC

2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	NC

2844-000004	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN KILOGRAMS	NC

2911-000041	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - ABEX (10-62167)	NC

2911-000043	AC MOTOR-DRIVEN HYDRAULIC PUMPS - ABEX (10-60556)	NC

3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	NC

3131-000143	ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE	NC

3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	NC

3131A218A64	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - SFIM - P/N ED47B 109 -BFE/SPE	NC

3132C174A01	AIRBORNE DATA LOADER/RECORDER - ARINC 615 - HONEYWELL - 964-0401-017 - .BFE/SPE	NC

3162-000006	CDS DISPLAY - EFIS/MAP DISPLAY FORMAT - SIDE BY SIDE ENGINE PRESENTATION	NC

3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	NC

3162-000028	'RADIO ALTITUDE - BELOW ADI	NC

3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	NC

3162-000032	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 1000 FEET - ADI	NC

3162-000042	TCAS RESOLUTION ADVISORY - ADI	NC

3162-000044	TCAS RESOLUTION ADVISORY - VSI	NC

3162-000046	SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI	NC

3162-000047	LOCALIZER BACKCOURSE POLARITY - REVERSAL - ADI	NC

3162-000050	ILS FAILURE FLAGS - DISPLAYED FOR NCD	NC

3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	NC

3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	NC

3162-000064	RANGE ARCS - NAVIGATION DISPLAY	NC

3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED -NAVIGATION DISPLAY	NC

3162-000081	ADF POINTER(S) -NAVIGATION DISPLAY	NC

3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	NC

3162-000085	FMC AND ADIRU POSITION DIFFERENCE - DIFFERENCE EXCEEDANCE DISPLAYED	NC

3162-000288	APPROACH MINIMUMS - RADIO AND BARO BASED	NC

3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	NC

3245-000048	BRAKES - STEEL - HIGH CAPACITY - ALLIEDSIGNAL	NC

3245-000093	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 28 PR, 225 MPH TIRES	NC

BOEING PROPRIETARY

BOEING PROPRIETARY

2006 $
Price
CR	Exhibit A2 to Purchase Agreement No. 2910	Per A/C

3245-000097	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 12 PR, 225 MPH RADIAL TIRES	NC

3321-000001	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL	NC

3324-000017	NO SMOKING SIGN - PERMANENT ILLUMINATION	NC

3342-000035	NOSE GEAR TAXI LIGHT - 250-WATT	NC

3350A704A19	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - PHOTOLUMINESCENT	$20.800

3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	NC

3414-000035	STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK	NC

3423-000023	STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE	NC

3430-000112	ILS/GPS MULTI-MODE RECEWER(MMR) - ALLIEDSIGNAL - P/N 066-50029-1101 -	NC

3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE	NC

3433A732A13	RADIO ALTIMETER (RA) - CAT BIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE	NC

3443A065B13	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY - ROCKWELL COLLINS TRANSCEIVER P/N 822-1710-001 - BFE/SPE	NC

3443B691B64	SINGLE WXR-2 /00 MULTISCAN WEATHER RADAR SYSTEM CONTROL PANEL - ROCKWELL COLLINS P/N 622-5129-802 - BFE	$13.500

3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 -	NC

3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS	NC

3446-000085	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 2500, 1000, 500, 400, 300, 200, 100, 50, 40, 30, 20, 10, APPROACHING MINIMUMS, MIN] MUMS	NC

3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE	NC

3453B866A17	ATC SYS __ I EM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127- 1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	NC

3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066- 50013-0101 - BFE/SPE	NC

3457A065A61	AUTOMATIC DIRECTION FINDER - SINGLE SYSTEM	NC

3457A065A62	AUTOMATIC DIRECTION FINDER (ADF) - SINGLE SYSTEM - ALLIEDSIGNAL DFA-75B - ADF RECEIVER P/N 066-50014-0101; ADF ANTENNA P/N 2041683-7507 - BFE/SPE	NC

3457A065A65	SINGLE ADF CONTROL PANEL - GABLES - G7402-05 - WITH TONE SWITCH - BFE/SPE	NC

3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	NC

3511-000011	NO REMOTE CREW OXYGEN FILL STATION	NC

3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE	$7.500

3511B899B49	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - FIRST OBSERVER - EROS - BFE/SPE	NC

3511B899B50	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - SECOND OBSERVER - EROS/SCOTT AVIATION - BFE/SPE	NC

3520-000254	CHEMICAL OXYGEN GENERATORS - PASSENGER OXYGEN SYSTEM - 22 MINUTES CAPABILITY	$37.200

3811-000019	POTABLE WATER - SERVICEABLE TO 60 GALLONS	$2.000

3832-000032	VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES	NC

39100O28D97	AFT ELECTRONICS PANEL ARRANGEMENT - GOT	NC

5200-000036	HOLD-OPEN LOCK (DOWN-TO-RELEASE) - ENTRY AND SERVICE DOORS	NC

5231A561054	CARGO DOOR - SOLID SKIN	NC

5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	NC

5352A298A27	RADOME- HONEYCOMB CORE - SFE	NC

7200-000224	SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES	NC

7200A251A03	CFM56-7 ENGINES - 7B27/B1 FULL RATING	SIDE LTR

7900-000116	LUBRICATING OIL - MOBIL JET II	NC

MISC	INTERIOR ALLOWANCE	-$958.900

OPTIONS: 144		TOTALS: $672.500

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE 1 to Purchase Agreement Number 2910

BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relatingto

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE 1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

    Customer will:

    1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete 9005

Galley Inserts	Complete. 9005

Seats (passenger)	Complete 2005

Cabin Systems Equipment	Complete 2005

Miscellaneous Emergency Equipment	Complete /005

Cargo Handling Systems	****NT/A****

BOEING PROPRIETARY

BOEING PROPRIETARY

2. On-dock Dates

On or before March 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates

June 2006
(Early roll-out to support flight test, r/o 11/7/05)
Aircraft

Seats	4/19/06
Galleys/Furnishings	10/14/05
Miscellaneous Emergency Equipment	10/14/05
* Emergency floor lighting will be deferred until after flight test. All other cabin lighting and emergency egress lighting will be fully operational per flight test requirements. Estimated deferred on- dock date for floor lighting,
2/19/06
Electronics	8/21/05
Textiles/Raw Material	7/11/05
* All carpets and seat track covers will be deferred until after flight test is complete. Estimated on-dock	1/9/06
Cargo Systems	N/A
Provision Kits	N/A
Radomes	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	July 2006 (1)	July 2006 (2)
	Aircraft	Aircraft

Seats	5/19/06	5/22/06
Galleys/Furnishings	5/12/06	5/15/06
Miscellaneous Emergency Equipment	5/12/06	5/15/06
Electronics	5/12/06	5/15/06
Textiles/Raw Material	2/8/06	2/9/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	August 2006 (I)	August 2006 (2)
	Aircraft	Aircraft

Seats	6/21/06	6/22/06
Galleys/Furnishings	6/14/06	6/15/06
Miscellaneous Emergency Equipment	6/14/06	6/15/06
Electronics	4/21/06	4/21/06
Textiles/Raw Material	3/10/06	3/13/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	September 2006 (1)	September 2006 (2)
	Aircraft	Aircraft

Seats	7/21/06	7/24/06
Galleys/Furnishings	7/14/06	7/17/06
Miscellaneous Emergency Equipment	7/14/06	7117/06
Eletrônica	5/21/06	5/24/06
Testeis/Raw Material	4/7/06	4/10/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	October 2006 (1)	October 2006 (2)
	Aircraft	Aircraft

Seats	8/23/06	8/24/06
Galleys/Furnishings	8/16/06	8/17/06
Miscellaneous Emergency Equipment	8/16/06	8/17/06
Electronics	6/23/06	6/24/06
Textiles/Raw Material	5/15/06	5/11/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	November 2006 (1)	November 2006 (2)
	Aircraft	Aircraft

Seats	9/21/06	9/22/06
Galleys/Furnishings	9/14/06	9/15/06
Miscellaneous Emergency Equipment	9/14/06	9/15/06
Electronics	7/21/06	7/21/06
Textiles/Raw Material	6/8/06	6/9/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	March 2007	April 2007
	Aircraft	Aircraft

Seats	1/23/07	2/20/07
Galleys/Furnishings	1/16/07	2/13/07
Miscellaneous Emergency Equipment	1/16/07	2/13/07
Electronics	11/23/06	1/16/07
Textiles/Raw Material	9/21/06	10/30/06
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	July 2007 (I)	July 2007 (2)
	Aircraft	Aircraft

Seats	5/22/07	5/23/07
Galleys/Furnishings	5/15/07	5/16/07
Miscellaneous Emergency Equipment	5/15/07	5/16/07
Electronics	3/22/07	3/23/07
Textiles/Raw Material	2/8/07	2/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	August 2007	September 2007
	Aircraft	Aircraft

Seats	6/21/07	7/21/07
Galleys/Furnishings	6/14/07	7/14/07
Miscellaneous Emergency Equipment	6/14/07	7/14/07
Electronics	4/20/07	5/21/07
Textiles/Raw Material	3/12/07	4/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	October 2007 (1)	October 2007 (2)
	Aircraft	Aircraft

Seats	8/23/07	8/24/07
Galleys/Furnishings	8/16/07	8/17/07
Miscellaneous Emergency Equipment	8/17/07	8/17/07
Electronics	6/22/07	6/25/07
Textiles/Raw Material	5/10/07	5/11/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	October 2007 (3)	November 2007 (1)
	Aircraft	Aircraft

Seats	8/27/07	9/21/07
Galleys/Furnishings	8/20/07	9/14/07
Miscellaneous Emergency Equipment	8/20/07	9/14/07
Electronics	6/27/07	7/21/07
Textiles/Raw Material	5/14/07	6/8/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	November 2007 (2)	December 2007 (1)
	Aircraft	Aircraft

Seats	9/24/07	10/23/07
Galleys/Furnishings	9/17/07	10/16/07
Miscellaneous Emergency Equipment	9/17/07	10/16/07
Electronics	7/24/07	8/23/07
Textiles/Raw Material	6/11/07	7/11/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	December 2007 (2)	January 2008 (1)
	Aircraft	Aircraft

Seats	10/24/07	11/21/07
Galleys/Furnishings	10/17/07	11/14/07
Miscellaneous Emergency Equipment	10/17/07	11/14/07
Electronics	8/24/07	9/14/07
Textiles/Raw Material	7/12/07	8/9/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	January 2008 (2)	April 2008 (1)
	Aircraft	Aircraft

Seats	11/22/07	2/22/08
Galleys/Furnishings	11/15/07	2/15/08
Miscellaneous Emergency Equipment	11/15/07	2/15/08
Electronics	11/15/07	12/21/07
Textiles/Raw Material	8/10/07	10/31/07
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	April 2008 (2)	July 2008
	Aircraft	Aircraft

Seats	2/25/08	5/22/08
Galleys/Furnishings	2/18/08	5/15/08
Miscellaneous Emergency Equipment	2/18/08	5/15/08
Electronics	1/2/08	3/21/08
Textiles/Raw Material	11/3/07	2/8/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	August 2008 (1)	August 2008 (2)
	Aircraft	Aircraft

Seats	6/23/08	6/24/08
Galleys/Furnishings	6/16/08	6/17/08
Miscellaneous Emergency Equipment	6/16/08	6/17/08
Electronics	4/23/08	4/24/08
Textiles/Raw Material	3/13/08	3/14/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

September 2008
Aircraft

Seats	7/23/08
Galleys/Furnishings	7/16/08
Miscellaneous Emergency Equipment	7/16/08
Electronics	5/23/08
Textiles/Raw Material	4/9/08
Cargo Systems	N/A
Provision Kits	N/A
N/A
Radomes

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	November 2008 (1)	November 2008 (2)
	Aircraft	Aircraft

Seats	9/22/08	9/23/08
Galleys/Furnishings	9/15/08	9/16/08
Miscellaneous Emergency Equipment	9/15/08	9/16/08
Electronics	7/22/08	7/23/08
Textiles/Raw Material	6/9/08	5/12/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	February 2009 (1)	February 2009 (2)
	Aircraft	Aircraft

Seats	12/15/08	12/16/08
Galleys/Furnishings	12/8/08	12/9/08
Miscellaneous Emergency Equipment	12/8/08	12/9/08
Electronics	10/15/08	10/16/08
Textiles/Raw Material	8/29/08	9/2/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	March 2009	April 2009
	Aircraft	Aircraft

Seats	1/22/09	2/19/09
Galleys/Furnishings	1/15/09	2/12/09
Miscellaneous Emergency Equipment	1/15/09	2/19/09
Electronics	11/21/08	12/19/08
Textiles/Raw Material	9/30/08	10/28/08
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	May 2009	July 2009 (1)
	Aircraft	Aircraft

Seats	3/23/09	5/21/09
Galleys/Furnishings	3/16/09	5/14/09
Miscellaneous Emergency Equipment	3/16/09	5/14/09
Electronics	1/23/09	3/20/09
Textiles/Raw Material	12/2/09	2/5/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	July 2009 (2)	August 2009
	Aircraft	Aircraft

Seats	5/22/09	6/24/09
Galleys/Furnishings	5/15/09	6/17/09
Miscellaneous Emergency Equipment	5/15/09	6/17/09
Electronics	3/23/09	6/17/09
Textiles/Raw Material	2/6/09	3/13/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	September.2009 (1)	September 2009 (2)
	Aircraft	Aircraft

Seats	7/23/09	7/24/09
Galleys/Furnishings	7/16/09	7/17/09
Miscellaneous Emergency Equipment	7/16/09	7/17/09
Electronics	5/22/09	5/26/09
Textiles/Raw Material	4/9/09	4/10/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	October 2009 (1)	October 2009 (2)
	Aircraft	Aircraft

Seats	8/21/09	8/24/09
Galleys/Furnishings	8/14/09	8/17/09
Miscellaneous Emergency Equipment	8/14/09	8/17/09
Electronics	6/22/09	6/23/09
Textiles/Raw Material	5/8/09	5/11/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	November 2009	December 2009 (1)
	Aircraft	Aircraft

Seats	9/22/09	10/21/09
Galleys/Furnishings	9/15/09	10/14/09
Miscellaneous Emergency Equipment	9/15/09	10/14/09
Electronics	7/22/09	8/20/09
Textiles/Raw Material	6/9109	8/1/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	December 2009 (2)	December 2009 (3)
	Aircraft	Aircraft

Seats	10/22/09	10/23/09
Galleys/Furnishings	10/15/09	10/16/09
Miscellaneous Emergency Equipment	10/15/09	10/16/09
Electronics	8/21/09	8/17/09
Textiles/Raw Material	8/6/09	8/7/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	January 2010	May 2010 (1)
	Aircraft	Aircraft

Seats	11/18/09	3/23/10
Galleys/Furnishings	11/11/09	3/16/10
Miscellaneous Emergency Equipment	11/11/09	3/16/10
Electronics	9/18/09	1/22/10
Textiles/Raw Material	8/6/09	12/1/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	May 2010 (2)	May 2010 (3)
	Aircraft	Aircraft

Seats	3/24/10	3/25/10
Galleys/Furnishings	3/17/10	3/18/10
Miscellaneous Emergency Equipment	3/17/10	3/18/10
Electronics	1/25/10	1/26/10
Textiles/Raw Material	12/2/09	12/3/09
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	June 2010 (1)	June 2010 (2)
	Aircraft	Aircraft

Seats	4/22/10	4/23/10
Galleys/Furnishings	4/15/10	4/16/10
Miscellaneous Emergency Equipment	4/15/10	4/16/10
Electronics	2/22/10	2/23/10
Textiles/Raw Material	1/11/10	1/12/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	June 2010 (3)	July 2010
	Aircraft	Aircraft

Seats	4/26/10	5/20/10
Galleys/Furnishings	4/19/10	5/13/10
Miscellaneous Emergency Equipment	4/19/10	5/13/10
Electronics	2/26/10	3/19/10
Textiles/Raw Material	1/13/10	2/8/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	July 2010 (2)	July 2010 (3)
	Aircraft	Aircraft

Seats	5/21/10	5/24/10
Galleys/Furnishings	5/14/10	5/17/10
Miscellaneous Emergency Equipment	5/14/10	5/17/10
Electronics	3/22/10	3/24/10
Textiles/Raw Material	2/9/10	2/10/10
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	August 2011 (1)	August 2011 (2)
	Aircraft	Aircraft

Seats	6/22/11	6/23/11
Galleys/Furnishings	6/15/11	6/16/11
Miscellaneous Emergency Equipment	6/15/11	6/16/11
Electronics	4/22/11	4/23/11
Textiles/Raw Material	3/10/11	3/11/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	September 2011	October 2011 (1)
	Aircraft	Aircraft

Seats	7/21/11	8/23/11
Galleys/Furnishings	7/14/11	8/16/11
Miscellaneous Emergency Equipment	7/14/11	8/16/11
Electronics	5/20/11	6/23/11
Textiles/Raw Material	4/7/11	5/10/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	October 2011 (2)	November 2011
	Aircraft	Aircraft

Seats	8/24/11	9/22/11
Galleys/Furnishings	8/17/11	9/15/11
Miscellaneous Emergency Equipment	8/17/11	9/15/11
Electronics	6/24/11	7/22/11
Textiles/Raw Material	5/11/11	6/9/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

Item	Preliminary On-Dock Dates

	February 2012	March 2012
	Aircraft	Aircraft

Seats	12/14/11	1/23/12
Galleys/Furnishings	12/7/11	1/16/12
Miscellaneous Emergency Equipment	12/7/11	1/16/12
Electronics	10/14/11	11/21/11
Textiles/Raw Material	8/30/11	10/1/11
Cargo Systems	N/A	N/A
Provision Kits	N/A	N/A
Radomes	N/A	N/A

GAC Inc.
Rua Gomes de Carvalho 1629
São Paulo SP Brazil
04547-006

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer and Boeing have reached agreement regarding certain modifications to the Agreement as set forth below:

1. Advance Payment Schedule:

     Notwithstanding the advance payment schedule set forth in Table 1 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Aircraft, in accordance with the schedule below described, subject to the terms and conditions further described herein:

Months Prior to	Amount Due per Aircraft
Aircraft Delivery	(Percent times Advance Payment Base Price)

Defini tive Agreement	1.0%
18	5.0%
15	5.0%
12	2.0%
6	2.0%

15.0%

2. Deferral Charges on Deferred Advance Payments:

     The foregoing advance payment schedule constitutes a deferral of certain amounts due Boeing pursuant to the advance payment schedule as set forth in Table 1 of the Purchase Agreement. Accordingly, Customer shall pay deferral charges to

Boeing on all such deferred amounts of the advance payments for the Aircraft, as described herein.

Interest will be calculated and paid on the deferred advance payments. Interest on the deferred advance payments will accrue at an annual rate equal to the 90-day LIBOR rate as published in the Wall Street Journal, U. S. Edition, and reset quarterly, calculated in arrears, plus 2.25% . This deferral charge will be calculated on a 365/366 day year.

Deferral charge payments will be due on the first business day of each calendar quarter, for the previous calendar quarter, and will be computed on the basis of the actual number of elapsed days for the period commencing on the date such deferred amounts would have been due and terminating on the date of delivery of the designated Aircraft.

Further to the above, following the calculation method stated above, all such calendar quarter deferral charge payments shall be further deferred such that all deferral charge payments for all of the designated Aircraft will be made at the time of each such designated Aircraft delivery. Any remaining unpaid deferral charge payments for such Aircraft are due and payable at the delivery of the designated Aircraft.

3.  Re-Scheduling of Aircraft:

In the event of a re-schedule, to a later delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments and deferral charges due from Customer under the above described deferred Advance Payment Schedule after giving effect to such re-scheduling and, without interest, refund to Customer within 5 business days any amounts held by Boeing in excess of such recalculated amounts.

In the event of a re-schedule, except as provided for in Article 2 of the Purchase Agreement, to an earlier delivery position, of any of the Aircraft under the terms of the Agreement, Boeing will recalculate the amount of advance payments due from Customer under the above described deferred Advance Payment Schedule after giving effect to such rescheduling and Customer will make immediate payment to Boeing of any amounts due within 5 business days, without any additional interest or other charges, as a result of such recalculated amounts applicable to such accelerated delivery position.

In the event that previously paid advance payments are to be returned to Customer pursuant to the contract termination terms and conditions of the Aircraft General Terms Agreement or Purchase Agreement, any accrued but unpaid advance payment deferral charges will be removed and cancelled.

4. [*]

5.  Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to replace within ten days the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due and owing under the Purchase Agreement as of the date of application of such amounts.

6.  Confidential Treatment:

The Parties understand that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential. The Parties agree that it will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	19 October 2006

GAC INC.

By:	/S/ Henrique Constantino

Its

Witness

/S/ Fernando Sporleder jr.

GAC Inc.
Rua Gomes de Carvalho 1629
Sao Paulo SP Brazil
04547-006

Subject:	Special Matters

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Table 1, Table 2, Table 3, and Table 4 aircraft. All below described business considerations that are subject to escalation (STE) are each limited to the terms and conditions described in Letter Agreement No. 6-1162-0825. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Basic Credit Memorandum

The Basic Credit Memoranda associated with the purchase of the Table 1 aircraft and Table 2 aircraft will be [*] subject to escalation to the time of aircraft delivery.

The Basic Credit Memoranda associated with the purchase of the Table 3 aircraft will be [*] subject to escalation to the time of aircraft delivery.

The Basic Credit Memoranda associated with the purchase of the Table 4 aircraft, and exercised Purchase Right Aircraft, will be [*] subject to escalation to the time of aircraft delivery.

Such Basic Credit Memoranda will be issued concurrently with the delivery of each Table 1, Table 2, Table 3, and Table 4 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

2. Promotional & Communication Support

Boeing will provide Buyer promotional and communication support as a credit memoranda in the amount of [*] per Table 1 and Table 2 aircraft, subject to escalation to the time of each aircraft delivery.

Boeing will provide Buyer promotional and communication support as a credit memoranda in the amount of [*] per Table 3 and Table 4 aircraft, and exercised Purchase Right Aircraft, subject to escalation to the time of each aircraft delivery.

Such credit memoranda will be issued concurrently with the delivery of each of the Table 1, Table 2, Table 3, and Table 4 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

3. Customer Support - Training

Boeing will provide Buyer with a special customer support credit memoranda in the amount of [*] per Table 1 and Table 2 aircraft, subject to escalation to the time of aircraft delivery.

Boeing will provide Buyer with a special customer support credit memoranda in the amount of [*] per Table 3 and Table 4 aircraft, and exercised Purchase Right Aircraft, subject to escalation to the time of aircraft delivery.

Such special Customer Support-Training credit memoranda will be issued concurrently with the delivery of each Table 1, Table 2, Table 3, and Table 4 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

4. Model 737-800 Performance Improvements

In direct support of Buyer's requirements for improvements to the Model 737-800 performance in specific missions, Boeing will develop, test, certify, and provide, as solely determined by Boeing, all such reasonable performance improvements with the delivery of each aircraft, or as necessary, on a post-delivery basis through a certified modification kit. Such performance improvements will be provided in the form of a priced optional performance feature to the basic aircraft.

Boeing will provide Buyer a special model 737-800 Performance Improvement credit memoranda, to offset this priced optional performance feature, in the amount of [*] per Table 1 and Table 2 aircraft, subject to escalation to the time of aircraft delivery.

Boeing will provide Buyer a special model 737-800 Performance Improvement credit memoranda, to offset this priced optional performance feature, in the amount of [*] per Table 3 and Table 4 aircraft, and exercised Purchase Right Aircraft, subject to escalation to the time of aircraft delivery.

Such model 737-800 Performance Improvement credit memoranda will be issued concurrently with the delivery of each Table 1, Table 2, Table 3, and Table 4 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

5. Aircraft Market Adjustment

(a) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [*] per Table 1 aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table I aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(b) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [*] per Table 2 aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 2 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(c) As a special additional incentive to Buyer to take delivery of the Table 2 aircraft, Boeing will provide a credit memoranda in the amount [*] per Table 2 aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 2 Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(d) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [*] per Table 3 aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 3 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(e) Boeing will provide Buyer a special Market Adjustment credit memoranda in the amount of [*] per Table 4 aircraft, subject to escalation to the time of aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each Table 4 aircraft, and exercised Purchase Right Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

6. Special Fleet Volume Acknowledgement

Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [*] per Table 1 and Table 2 aircraft, subject to escalation to the time of aircraft delivery.

Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [*] per Table 3 aircraft, and exercised Purchase Right Aircraft, subject to escalation to the time of aircraft delivery.

Boeing will provide Buyer with a Special Fleet volume credit memoranda in the amount of [*] per Table 4 aircraft, and exercised Purchase Right Aircraft, subject to escalation to the time of aircraft delivery.

Such special fleet volume credit memoranda will be issued concurrently with the delivery of each of the Table 1, Table 2, Table 3, and Table 4 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

7. Special Feature - Winglets

(a) Boeing will provide Buyer a Special Feature - Winglets credit memoranda, to assist Buyer to offset this priced special feature, in the amount [*] per aircraft, subject to escalation to the time of each aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each of the Table 1 aircraft and Table 2 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(b) Boeing will provide Buyer a Special Feature - Winglets credit memoranda, to assist Buyer to offset this priced special feature, in the amount of [*] per aircraft, subject to escalation to the time of each aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each of the Table 3 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(c) Boeing will provide Buyer a Special Feature - Winglets credit memoranda, to assist Buyer to offset this priced special feature, in the amount of [*] per aircraft, subject to escalation to the time of each aircraft delivery. Such credit memoranda will be issued concurrently with the delivery of each of the Table 4 aircraft, and exercised Purchase Right Aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

(d) A portion of the above item (a) and (b) credit memoranda will be exclusively available for Buyer's payment of the two (2) Boeing production special features that include (i) the aircraft provisions to accept the Buyer Furnished Equipment (BFE) winglets as well as (ii) the actual in-production installation of the winglets onto each aircraft; (i [*] and [*] respectively, [*] subject to escalation to the time of each aircraft delivery and (ii) [*] and [*] per Table 3 and Table 4 aircraft, and exercised Purchase Right Aircraft), subject to escalation to the time of each aircraft delivery. The remainder of each of these credit memoranda will then be available to Buyer as described in item (a) above.

8. Special SA-5 Advance Payment

As a Special Supplemental Agreement No. SA-5 Advance Payment incentive to Buyer, Boeing will provide a fixed value credit memorandum in the amount of [*] per Table 2 aircraft. Such credit memoranda will be provided to Buyer exclusively as a reduction to the one percent (1.0%) advance payment due upon signing of Supplemental Agreement No. SA-5 for the Table 2 aircraft, and is not available to Buyer for any other purpose.

9. Boeing Goods & Services

A special Boeing Goods & Services Credit Memorandum will be provided to Buyer in the amount of [*] per Aircraft, subject to escalation to the time of Aircraft delivery.

Such special Boeing Goods & Services Credit Memorandum will be issued concurrently with the delivery of each of the Table 4 Aircraft, and may be used for the final delivery purchase payment, but not for advance payments.

Additionally, such special Boeing goods & services credit memoranda may be made available to Buyer on an advanced basis as early as 30 September 2006, exclusively for the purchase of Boeing goods and services, with a fixed total amount of [*].

10. Special Fleet Growth Consideration

Boeing will provide Buyer a Special Fleet Growth Credit Memoranda associated with the purchase of the Table 4 aircraft in the amount of [*] subject to escalation to the time of aircraft delivery.

Such Special Fleet Growth Credit Memoranda will be issued concurrently with the delivery of each Table 4 aircraft, may not be assigned without Boeing's expressed consent, and may be used for the final delivery purchase payment, or for other Boeing goods and services, but not for advance payments.

11. Assignment

The Credit Memoranda described in this Letter Agreement are provided as a special financial accommodation to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

12. Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	19 October 2006

GAC INC.

By:	/S/ Henrique Constantino

Its

Witness

/S/ Fernando Sporleder jr.

GAC Inc.
Rua Gomes de Carvaiho 1629
Sao Paulo SP Brazil
04547-006

Subject:	Market Risk - Escalation

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In accommodation of Customer's expressed concerns regarding the financial risks associated with future price escalation, Customer and Boeing have reached further agreement regarding certain modifications to the Agreement as set forth below:

1. Financial Risk - Escalation

            [*]

Letter Agreement NO. 6-1162-DME-0825
GAC Inc.

[*]

2. Escalation Cap

Boieng agrees that at the time of delivery the escalation adjustment that is determinated by Supplemental Exhibit AE1 to the Purchase Agreement applicable to the Airframe and Optional Features will not exceed the escalation adjustment determinated by using the escalation cap factor set forth in Attachment A for Table 1 and Table 2 aircraft, and Attachment B for Table 3 and Table 4 aircraft, for an aircraft delivering in the corresponding month and year. For example, in the event the actual escalation adjustment determined by Supplemental Exhibit AE1 for a particular delivery month and year is less than the escalation adjustment determinated using the escalation cap factor set forth on Attachment A or Attachment B, the actual escalation adjustment will be used; in the event the actual escalation adjustment determined by Supplemental Exhibit AE1 for a particular delivery month and year is more than the adjustment determined using the escalation cap factor set forth on Attachment A or Attachm ent B, the adjustment determined using the escalation cap factor will be used.

3. Assignment

The Credit Memoranda described in this Letter Agreement are provided as a special financial accomodation to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in the whole or in part, without the prior written consent of the Boeing Company.

4. Confidential Treatment

Customer and Boeing each understand that certain commercial and financial information contained in this Letter Agreement and any attachment(s) hereto are considered by

PA2910
SA-2

BOEING PROPRIETARY

Escalation Cap Factors Calculation

Escalation Cap =	3,00%
Base Year =	2004

2004	Jan		2008	Jan	1,1092	2012	Jan	1,2485	2016	Jan	1,4052
	Feb			Feb	1,1118		Feb	1,2515		Feb	1,4085
	Mar			Mar	1,1146		Mar	1,2544		Mar	1,4118
	Apr			Apr	1,1173		Apr	1,2575		Apr	1,4153
	May			May	1,1201		May	1,2606		May	1,4188
	Jun			Jun	1,1227		Jun	1,2636		Jun	1,4221
	Jul	1,0000		Jul	1,1255		Jul	1,2668		Jul	1,4257
	Aug	1,0025		Aug	1,1284		Aug	1,2701		Aug	1,4294
	Sep	1,0050		Sep	1,1312		Sep	1,2732		Sep	1,4329
	Oct	1,0075		Oct	1,1339		Oct	1,2762		Oct	1,4363
	Nov	1,0100		Nov	1,1367		Nov	1,2794		Nov	1,4399
	Dec	1,0125		Dec	1,1396		Dec	1,2827		Dec	1,4436
2005	Jan	1,0150	2009	Jan	1,1425	2013	Jan	1,2860	2017	Jan	1,4474
	Feb	1,0175		Feb	1,1452		Feb	1,2890		Feb	1,4508
	Mar	1,0200		Mar	1,1480		Mar	1,2920		Mar	1,4542
	Apr	1,0225		Apr	1,1508		Apr	1,2952		Apr	1,4578
	May	1,0250		May	1,1537		May	1,2984		May	1,4614
	Jun	1,0275		Jun	1,1564		Jun	1,3015		Jun	1,4648
	Jul	1,0300		Jul	1,1593		Jul	1,3048		Jul	1,4685
	Aug	1,0326		Aug	1,1623		Aug	1,3082		Aug	1,4723
	Sep	1,0352		Sep	1,1651		Sep	1,3114		Sep	1,4759
	Oct	1,0377		Oct	1,1679		Oct	1,3145		Oct	1,4794
	Nov	1,0403		Nov	1,1708		Nov	1,3178		Nov	1,4831
	Dec	1,0429		Dec	1,1738		Dec	1,3212		Dec	1,4869
2006	Jan	1,0455	2010	Jan	1,1768	2014	Jan	1,3246	2018	Jan	1,4908
	Feb	1,0480		Feb	1,1796		Feb	1,3277		Feb	1,4943
	Mar	1,0506		Mar	1,1824		Mar	1,3308		Mar	1,4978
	Apr	1,0532		Apr	1,1853		Apr	1,3341		Apr	1,5015
	May	1,0558		May	1,1883		May	1,3374		May	1,5052
	Jun	1,0583		Jun	1,1911		Jun	1,3405		Jun	1,5087
	Jul	1,0609		Jul	1,1941		Jul	1,3439		Jul	1,5126
	Aug	1,0636		Aug	1,1972		Aug	1,3474		Aug	1,5165
	Sep	1,0663		Sep	1,2001		Sep	1,3507		Sep	1,5202
	Oct	1,0688		Oct	1,2029		Oct	1,3539		Oct	1,5238
	Nov	1,0715		Nov	1,2059		Nov	1,3573		Nov	1,5276
	Dec	1,0742		Dec	1,2090		Dec	1,3608		Dec	1,5315
2007	Jan	1,0769	2011	Jan	1,2121	2015	Jan	1,3643	2019	Jan	1,5355
	Feb	1,0794		Feb	1,2150		Feb	1,3675		Feb	1,5391
	Mar	1,0821		Mar	1,2179		Mar	1,3707		Mar	1,5427
	Apr	1,0848		Apr	1,2209		Apr	1,3741		Apr	1,5465
	May	1,0875		May	1,2239		May	1,3775		May	1,5504
	Jun	1,0900		Jun	1,2268		Jun	1,3807		Jun	1,5540
	Jul	1,0927		Jul	1,2299		Jul	1,3842		Jul	1,5580
	Aug	1,0955		Aug	1,2331		Aug	1,3878		Aug	1,5620
	Sep	1,0983		Sep	1,2361		Sep	1,3912		Sep	1,5658
	Oct	1,1009		Oct	1,2390		Oct	1,3945		Oct	1,5695
	Nov	1,1036		Nov	1,2421		Nov	1,3980		Nov	1,5734
	Dec	1,1064		Dec	1,2453		Dec	1,4016		Dec	1,5774

BOEING PROPRIETARY

Escalation Cap Factors Calculation

Escalation Cap =	3,00%
Base Year =	2006

2006
	Jan		2010	Jan	1,1092	2014	Jan	1,2485	2018	Jan	1,4052
	Feb			Feb	1,1118		Feb	1,2515		Feb	1,4085
	Mar			Mar	1,1146		Mar	1,2544		Mar	1,4118
	Apr			Apr	1,1173		Apr	1,2575		Apr	1,4153
	May			May	1,1201		May	1,2606		May	1,4188
	Jun			Jun	1,1227		Jun	1,2636		Jun	1,4221
	Jul	1,0000		Jul	1,1255		Jul	1,2668		Jul	1,4257
	Aug	1,0025		Aug	1,1284		Aug	1,2701		Aug	1,4294
	Sep	1,0050		Sep	1,1312		Sep	1,2732		Sep	1,4329
	Oct	1,0075		Oct	1,1339		Oct	1,2762		Oct	1,4363
	Nov	1,0100		Nov	1,1367		Nov	1,2794		Nov	1,4399
2007	Dec	1,0125		Dec	1,1396		Dec	1,2827		Dec	1,4436
	Jan	1,0150	2011	Jan	1,1425	2015	Jan	1,2860	2019	Jan	1,4474
	Feb	1,0175		Feb	1,1452		Feb	1,2890		Feb	1,4508
	Mar	1,0200		Mar	1,1480		Mar	1,2920		Mar	1,4542
	Apr	1,0225		Apr	1,1508		Apr	1,2952		Apr	1,4578
	May	1,0250		May	1,1537		May	1,2984		May	1,4614
	Jun	1,0275		Jun	1,1564		Jun	1,3015		Jun	1,4648
	Jul	1,0300		Jul	1,1593		Jul	1,3048		Jul	1,4685
	Aug	1,0326		Aug	1,1623		Aug	1,3082		Aug	1,4723
	Sep	1,0352		Sep	1,1651		Sep	1,3114		Sep	1,4759
	Oct	1,0377		Oct	1,1679		Oct	1,3145		Oct	1,4794
	Nov	1,0403		Nov	1,1708		Nov	1,3178		Nov	1,4831
2008	Dec	1,0429		Dec	1,1738		Dec	1,3212		Dec	1,4869
	Jan	1,0455	2012	Jan	1,1768	2016	Jan	1,3246	2020	Jan	1,4908
	Feb	1,0480		Feb	1,1796		Feb	1,3277		Feb	1,4943
	Mar	1,0506		Mar	1,1824		Mar	1,3308		Mar	1,4978
	Apr	1,0532		Apr	1,1853		Apr	1,3341		Apr	1,5015
	May	1,0558		May	1,1883		May	1,3374		May	1,5052
	Jun	1,0583		Jun	1,1911		Jun	1,3405		Jun	1,5087
	Jul	1,0609		Jul	1,1941		Jul	1,3439		Jul	1,5126
	Aug	1,0636		Aug	1,1972		Aug	1,3474		Aug	1,5165
	Sep	1,0663		Sep	1,2001		Sep	1,3507		Sep	1,5202
	Oct	1,0688		Oct	1,2029		Oct	1,3539		Oct	1,5238
	Nov	1,0715		Nov	1,2059		Nov	1,3573		Nov	1,5276
	Dec	1,0742		Dec	1,2090		Dec	1,3608		Dec	1,5315
	Jan	1,0769	2013	Jan	1,2121	2017	Jan	1,3643	2021	Jan	1,5355
	Feb	1,0794		Feb	1,2150		Feb	1,3675		Feb	1,5391
	Mar	1,0821		Mar	1,2179		Mar	1,3707		Mar	1,5427
	Apr	1,0848		Apr	1,2209		Apr	1,3741		Apr	1,5465
	May	1,0875		May	1,2239		May	1,3775		May	1,5504
	Jun	1,0900		Jun	1,2268		Jun	1,3807		Jun	1,5540
	Jul	1,0927		Jul	1,2299		Jul	1,3842		Jul	1,5580
	Aug	1,0955		Aug	1,2331		Aug	1,3878		Aug	1,5620
	Sep	1,0983		Sep	1,2361		Sep	1,3912		Sep	1,5658
	Oct	1,1009		Oct	1,2390		Oct	1,3945		Oct	1,5695
	Nov	1,1036		Nov	1,2421		Nov	1,3980		Nov	1,5734
	Dec	1,1064		Dec	1,2453		Dec	1,4016		Dec	1,5774

Record of Purchase Right Aircraft Exercised

				Remaining Un-exercised Aircraft
Document Description	Effective Date		Aircraft Exercised

PA-2910	17 May	2004	0	28

SA-1	16 July	2004	2	26
SA-2	20 January	2005	0	46
SA-2	20 January	2005	4	42
SA-3	07 March	2005	5	37
SA-4	24 March	2005	4	33
SA-5	25 July	2005	30	41
SA-6	26 August	2005	0	41
SA-7	18 November	2005	5	36
SA-8	17 February	2006	1	35
SA-9	13 March	2006	1	34
SA-10	19 October	2006	20	34